CONFIDENTIAL
Investor Presentation
November 2010
It all starts here with a promise for a future that can be
healthier, better and stronger than today.
Copyright 2010 eDiets.com, Inc. All Rights Reserved
Exhibit 99.1

CONFIDENTIAL

Forward-Looking Statements
Forward-Looking Statements
Copyright 2010 eDiets.com, Inc. All Rights Reserved
This presentation contains “forward-looking statements” within the meaning of the federal securities laws and is intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995,
including statements regarding the outlook for eDiets.com’s markets, assumptions regarding the cost of acquiring customers; the ability to meet targeted revenue by segment within the next 3-5 years, that eDiets.com is well positioned to compete and capture market share, eDiet's growth strategy and business model, the timing of product launches, projected results and the demand for its products and services.  These projections and statements are based on management’s estimates and assumptions with respect to future events and financial performance and are believed to be reasonable, though are inherently uncertain and difficult to predict.  Actual results could differ materially from those projected as a result of certain factors, including eDiets.com’s ability to raise additional capital through a private placement or public offering of its common stock or securities convertible into its common stock, or through a sale of strategic or non-strategic assets; its ability to improve its meal delivery margin and its effect on total gross margins; fluctuations in advertising costs; its ability to sufficiently increase its revenues and maintain expenses and cash capital expenditures at appropriate levels; the state of the credit markets and capital markets, including the level of volatility, illiquidity and interest rates; eDiets.com's ability to rapidly secure alternate technology infrastructure vendors if it experiences Web site service interruption; and its ability to maintain compliance with applicable regulatory requirements.
A discussion of factors that could cause results to vary is included in the Company’s filings with the Securities and
Exchange Commission. All forward-looking statements in this presentation speak only as of the date of this presentation.  The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statements.
This presentation also contains non-GAAP financial measures. For a reconciliation of the non-GAAP measures to the most comparable GAAP measure, please refer to the eDiets.com website at www.ediets.com, under the Events and
Presentation section of the Investor Relations page.

CONFIDENTIAL

Company Overview
Company Overview
• Diet Plans
– Award winning diet meal delivery program providing weekly fresh prepared meals
• Estimated market size: $1.0 billion annually for home delivery of diet food; $350 million market in our price range
– State of the art digital diet program including menus, recipes, shopping lists and tools
• Estimated market size: $250 million annually
• Corporate Services
– White label corporate wellness sites focused  on diets and diet-
related tools
• Estimated market size: $50-$100 million annually
Copyright 2010 eDiets.com, Inc. All Rights Reserved
Market estimates made by eDiets based on data from MarketData 2007 survey

CONFIDENTIAL

Key Facts
Key Facts
Copyright 2010 eDiets.com, Inc. All Rights Reserved
Symbol DIET
Corporate Headquarters Ft. Lauderdale, FL
Stock Price 11/18/10 || 52-week Range $0.68 || $0.47 - $2.00
Shares Outstanding (11/18/10) 57,418,520
Market Capitalization (11/18/10) $39,044,594
Volume (daily 30 day average at 11/18/10)) 18,150
Debt (09/30/10) $0.0
Cash (09/30/10) $900,000
Revenue TTM (09/30/10) $20,333,000
Net Loss TTM (09/30/10)
1
$(45,294,767)
EBITDA TTM (09/30/10) $(7,454,000)
Insider Ownership 5.8%
Institutional Ownership Shares 2.4%
Full Time Employees 70
Fiscal Year December 31
Accounting Firm Ernst & Young
1
Net Loss TTM reflects non-cash charges for goodwill impairment and the debt conversion

eDiets

HUGHES
Communications Inc.

GM

FLUOR

DIRECTV

Digital Angel

EDS

CONFIDENTIAL

Management Team
Management Team
Copyright 2010 eDiets.com, Inc. All Rights Reserved
Name Title
Previous Experience
Kevin McGrath CEO
DIRECTV, Co-Founder
DIRECTV Latin America, Chairman & CEO
Digital Angel, President & CEO
General Motors
Electronic Data Systems
Hughes Communications
Dartmouth, MBA
Princeton, BA
Thomas Hoyer CFO
Digital Angel, CFO
Nationsrent Companies, CFO
GLOBEquip, CFO
Fluor Corporation
Clemson, MBA, BS
Joseph Leonardo
VP, Meal
Delivery
EPI Bregos, VP Operations
Meyers Bakeries, VP Operations & Logistics
Edwards Fine Foods, VP Manufacturing
Quaker Oats
Cornell, BS

CONFIDENTIAL

Markets
Markets
• Over 72 million people are estimated to be dieting
– Aging population will increase this population for years to come
– Growing diabetic population, estimated at 23 million, further grows the target market
• Dieting products and services provide a necessary aid and
convenience to healthy dieting
– Typical dieters on our plans lose 1 to 2 pounds per week
• The market for weight loss products averaged 7%-8% growth per year in the middle of the decade
– Recession has slowed growth in market but should return to historical pattern as economy recovers
• Barriers to market are significant
– These include brand recognition and reputation, direct response television and internet marketing skills, expertise in meal creation and fulfillment, expertise in nutritional design of diets, and capital
Copyright 2010 eDiets.com, Inc. All Rights Reserved
Market estimates and dieting population estimate based on data from MarketData 2007 survey

CONFIDENTIAL

Revenue By Segment
Revenue By Segment
Copyright 2010 eDiets.com, Inc. All Rights Reserved
Online
Diet Plans
28%
Home
Meal
Delivery
43%
Corporate
Services
22%
Other
7%
Target* 2009
Actual
Online
Diet Plans
15%
Home
Meal
Delivery
74%
Corporate
Services
7%
Other
4%
* Management believes this target can be achieved within the next 3-5 years.

eDiets

Hoisin Glazed Chicken, Herbed Couscous, Potatoes & Vegetables

Chicken Florentine Lasagna

Beef Shiitake Salad with White Rice

BBQ Chicken with Roasted Red Potatoes and Sweet Corn

Jamaican Jerk Pork, Quinoa Pilaf, Black Beans & Vegetables

Hearty Chicken Lentil Soup with Swiss Cheese

CONFIDENTIAL

Copyright 2010 eDiets.com, Inc. All Rights Reserved
Meal Delivery -
Meal Delivery -
Overview
Overview
• Healthy, delicious meals delivered to your door
• Offers both 5-day ($21.99/day) and 7-day plans ($19.99/day)
•
Over 100 different meals freshly
prepared by our chefs
Meal Delivery LTM 09/30/2010
Revenue $12.5 Million
Shipments Per Week 1,900
Gross Margin
1,2
39%
Adjusted EBITDA Margin
1,2
-27%
¹ Excludes depreciation and revenue share
2
The reconciliation for these non-GAAP measures are on our website
Est. $350M Meal
Delivery Market at
our Price Level
Significant Market Opportunity

CONFIDENTIAL

Meal Delivery Opportunity
Meal Delivery Opportunity
• Large market
• Significant revenue growth driven by increased
advertising
• Improved gross margin
• Improved customer retention
Copyright 2010 eDiets.com, Inc. All Rights Reserved

CONFIDENTIAL

Copyright 2010 eDiets.com, Inc. All Rights Reserved
Online Diet Plans -
Online Diet Plans -
Overview
Overview
•
Offers a personalized
fitness and eating plan designed by dietitians
and personal trainers
• Live 24 hour / 7 day support by certified and registered dietitians
• Online community and motivating member challenges
• Subscription cost –
$17.96 per month or $149.95 per year (annual plan)
• Offers plans that are tailored for individual needs including diabetic, hypoglycemic, high fiber, vegetarian, lactose-free and many more
Diet Plans LTM 09/30/2010
Revenue $4.1 Million
Subscribers 18,000
Gross Margin
1,2
92%
EBITDA Margin
1,2
26%
Est. $250M Total
Online Diet
Market
Large Addressable Market
¹ Excludes depreciation and revenue share
2
The reconciliation for these non-GAAP measures are on our website

CONFIDENTIAL

Copyright 2010 eDiets.com, Inc. All Rights Reserved
Business Model –
Business Model –
Online Diet Plans
Online Diet Plans
*
Sample
Better Retention
Improves
Customer Business Model
Retention* 6 Months 8 Months
Average Revenue Per Customer $                         104 $                         139
Cost of Goods $                            (8) $                            (11)
Margin Before Customer Acquisition Cost $                         96 $                         128
Revenue Share (1.2%) $                            (1) $                            (2)
Customer Acquisition Cost $                         (43) $                         (50)
Net Cash Flow $                           52 $                           76
Cash Flow Margin 50.0% 54.7%
* Retention based on active customer pool                                         * Investments in advertising for Online Diet Plans cycles 4 times per year

eDiets
Call Us 1-888-334-3870
Meal Delivery Plans
Online Diet Plans
FREE Profile
Weight Loss Store
Weight Loss Store
What are you looking for?
Store Home
Store FAQ
My Store Account
Get Store Discounts
View My Cart
Fitness & Exercise
Vitamins & Supplements
Health & Lifestyle
DVDs, Books & CDs
New eDiets Vitamins & Supplements! View All
Take your healthy nutrition to the next level.
View eDiets Vitamins
eDiets Expert Picks
Balance Ball Beginners Kit
Fat Loss Monitor
Quick Start Pilates for Weight Loss
Sports Hygiene Towel
Gaiam Walkvest
Vitamins & Supplements
General Health & Wellness
Weight Management & Fitness
Condition Specific
VIEW ITEM
DVD's, Books & CDs
Yoga
Pilates
Weight Loss / Dieting
Cardio
Fitness
Dance
Fitness & Exercise
Yoga & Pilates Training
Strength Training
Cardio Training
Balance & Stability Training
Aquatic Training
Weight & Fitness Monitors
Fitness Accessories
fresh prepared meal delivery
FREE Week of Meals!
See How It Works

CONFIDENTIAL

Online Store
Online Store
• Launched new store in
August 2009
• Store is being integrated into
sales process for home-
delivered meals and online
weight loss
• Opportunity
– Cross sell new customers,
re-sell current customers
– Recurring revenue stream
– High margins on
supplements
Copyright 2010 eDiets.com, Inc. All Rights Reserved

Other 9%
Insurance 10%
Direct Response 14%
Medical Products & Services 18%
Pharma 24%
Food/Bev 25%

CONFIDENTIAL

Copyright 2010 eDiets.com, Inc. All Rights Reserved
Corporate Services -
Corporate Services -
Overview
Overview
• White-label online nutrition
and fitness plans for corporate
clientele
• Offers website design &
hosting capabilities
• Powering some of the largest
brands in health & wellness
• Clients mainly comprised of
Fortune 500 businesses
•
Exploring opportunities to
monetize this division
Revenue by Client Type
Corporate Services LTM 09/30/2010
Revenue $2.8 Million
Gross Margin
1,2
95%
EBITDA Margin
1,2
26%
¹ Excludes depreciation and revenue share
2
The reconciliation for these non-GAAP measures are on our website

eDiets

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CONFIDENTIAL

Competitive Landscape
Competitive Landscape
Meal
Delivery
Online Diet
Plan Advertising eCommerce Retail Licensing B2B
eDiets.com
Meal Delivery
NutriSystem
Jenny Craig
Medifast
Other
Weight Watchers
SlimFast
Spark People
WebMD
Everyday Health
Nutrihand
eDiets is well-positioned to compete and capture market share
eDiets is well-positioned to compete and capture market share
Copyright 2010 eDiets.com, Inc. All Rights Reserved

CONFIDENTIAL

Key Relationships
Key Relationships
Copyright 2010 eDiets.com, Inc. All Rights Reserved
Whitsons Meal Plan Manufacturer
iMarketing Internet Marketing
cMedia Television Marketing
FedEx / UPS Meal Delivery Shipper
NBC/Reveille Biggest Loser Licensor

CONFIDENTIAL

Capitalization
Capitalization
Copyright 2010 eDiets.com, Inc. All Rights Reserved
Note: In November 2010, three company insiders invested a total of $1.0 million in exchange for promissory notes which will constitute debt
30-Sep-10
Equity (100,000,000 authorized) Issued Shares Strike Price Fully Diluted
Common Stock 57,418,520 57,418,520
Warrants $1.20 1,689,370
Options $2.36 5,066,084
Restricted Stock Units 499,000
Total 64,672,974
Debt Principal Balance
$                         -

CONFIDENTIAL

Historical Income Statement
Historical Income Statement
Copyright 2010 eDiets.com, Inc. All Rights Reserved
Year Ended December 31, Year-to-Date
2007 2008 2009 Q3-2010
REVENUE
Digital Plans $         19,482 $           9,345 $           4,970 $           2,970
Meal Delivery 3,994 9,405 7,839 10,836
Business-to-business 2,573 3,646 4,054 1,987
Other 3,680 1,539 1,245 674
TOTAL REVENUE 29,729 23,935 18,108 16,467
COSTS AND EXPENSES
Cost of Revenue
Digital Plans 3,112 2,610 863 421
Meal Delivery 3,665 9,358 5,912 7,123
Business-to-business 200 136 198 95
Other 245 321 236 142
Total cost of revenue 7,222 12,425 7,209 7,781
Technology and development 3,723 4,297 3,710 2,410
Sales, marketing and support 17,029 11,664 8,896 10,852
General and administrative 6,984 6,070 4,882 3,636
Amortization of intangible assets 1,213 882 295 27
Impairment of goodwill and intangible assets 2,296 5,191 - 6,865
Total costs and expenses 38,467 40,529 24,992 31,571
Loss from operations (8,738) (16,594) (6,884) (15,104)
Interest Income 282 109 11 2
Interest Expense (781) (3,357) (5,170) (2,733)
Interest expense incurred wih debt conversion - - - (23,961)
Loss on extinguishment of related party debt - - - (213)
Loss before income tax provision (9,237) (19,842) (12,043) (42,009)
Income tax provision (171) (6) (18) 1
Net loss $          (9,408) $       (19,848) $       (12,061) $       (42,008)
EBITDA $          (2,270) $          (7,452) $          (3,349) $          (6,214)
Note: In November 2010, three company insiders invested a total of $1.0 million in exchange for promissory notes which will constitute debt

CONFIDENTIAL

Historical Balance Sheet
Historical Balance Sheet
Copyright 2010 eDiets.com, Inc. All Rights Reserved
December 30, December 30, December 30, September 30,
2007 2008 2009 2010
CURRENT ASSETS
Cash and cash equivalents $           7,132 $           2,523 $           1,475 $               900
Accounts receivable, net 1,178 574 546 346
Prepaid advertising costs 321 18 - -
Prepaid meal delivery and inventory 270 497 359 220
Prepaid expenses and other current assets 493 437 264 722
Total current assets 9,394 4,049 2,644 2,188
Restricted Cash 1,174 544 544 720
Property and office equipment, net 3,633 3,665 2,185 1,452
Intangible assets, net 1,209 334 47 7
Goodwill 12,026 6,835 6,835 -
Other assets 255 244 201 41
Total assets $         27,691 $         15,671 $         12,456 $           4,408
CURRENT LIABILITIES
Accounts payable $           1,339 $           1,410 $           1,117 $           2,040
Accrued liabilities 2,797 1,748 1,855 1,412
Current portion of capital lease obligations 479 83 23 20
Deferred revenue 1,674 1,612 1,242 1,317
Senior secured note, net - related party - - 11,959 -
Total current liabilities 6,289 4,853 16,196 4,789
Capital lease obligations, net of current portion 303 67 43 28
Deferred revenue 1,990 1,724 922 438
Senior secured notes, net - related party 6,247 11,808 4,865 -
STOCKHOLDERS' DEFICIT
Common Stock 25 25 29 57
Additional paid-in capital 41,191 45,307 50,596 101,207
Accumulated other comprehensive loss (150) (61) (82) 10
Accumulated deficit (28,204) (48,052) (60,113) (102,121)
Total stockholders' deficit 12,862 (2,781) (9,570) (847)
Total liabilities and stockholders' deficit $         27,691 $         15,671 $         12,456 $           4,408
Note: In November 2010, three company insiders invested a total of $1.0 million in exchange for promissory notes which will constitute debt

CONFIDENTIAL

Growth Strategy
Growth Strategy
1. Meal Delivery
• High cash velocity = relatively low investment
• Rapidly grow meal delivery
• Achieve positive EBITDA and cash flow
2. Online Weight Loss
• Leverage meal delivery infrastructure (IT platform, call center, TV advertising) to grow online subscription business
• Leverage meal delivery TV advertising to keep CPA  low and returns high
3. Health/Wellness Services for Companies
• Build broad-based health wellness platform based on meal delivery, online programs and website design/support;
• combine with other services developed in-house and through partnerships or acquisitions to build comprehensive health/wellness services targeted at reducing companies’ healthcare expenses
– Exploring opportunities to monetize this division
Copyright 2010 eDiets.com, Inc. All Rights Reserved

$250
$200
$150
$100
$50
$-
Blended Customer Acquisition Cost
$93
$142
$190
$216
2009
Q1-10
Q2-10
Q3-10

CONFIDENTIAL

Customer Acquisition Cost Strategy
Customer Acquisition Cost Strategy
Blended Meal Delivery and Online Digital Customer Acquisition Costs
Copyright 2010 eDiets.com, Inc. All Rights Reserved
As meal delivery has
grown in the revenue
mix, the blended cost
of acquisition has
increased because
meal delivery
acquisition costs are
higher than the cost
of acquiring digital
customers

Weeks
Average # of Weekly Shipments Per Active Customer
12.0
10.0
8.0
6.0
4.0
2.0
0.0
6.8
8.3
8.9
10.9
8.5
9.5
8.0
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10

Months
Average # of Monthly Settlements Per Active Customer
7.0
6.5
6.0
5.5
5.0
4.5
4.0
4.6
5.0
5.0
5.9
5.7
6.0
6.2
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10

CONFIDENTIAL

Customer Retention
Customer Retention
Meal Delivery Online
Focused on issues which negatively impacted
retention:
• Physical state of meals upon receipt by customer
• Temperature of cooler upon delivery
• Involuntary menu substitutions
• On-time delivery
Focused on issues which negatively impacted
retention:
• Restored tools such as editable shopping lists
• Implemented better program introduction
• Instituted low-cost “customer save” campaigns
• Implemented an annual plan
Copyright 2010 eDiets.com, Inc. All Rights Reserved

CONFIDENTIAL

92%
95%
93%
91% 91%
92%
93%
89%
90%
91%
92%
93%
94%
95%
96%
Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10
Meal Delivery Gross Margin Before
Depreciation and CAC
(Excludes Revenue Share)
Online Subscription Gross Margin Before
Depreciation and CAC
(Excludes Revenue Share)
Improved Gross Margins
Improved Gross Margins
• Raised price of meal delivery service
• Moved to lower-cost manufacturer
• Negotiated lower shipping rates
• Stabilized IT platform; reduced customer
attrition
Copyright 2010 eDiets.com, Inc. All Rights Reserved
30%
35%
37%
35%
40%
39%
41%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10

CONFIDENTIAL

Meal Delivery Revenue By Quarter
Meal Delivery Revenue By Quarter
$1,907
$2,289
$1,945
$1,698
$2,997
$3,526
$4,313
Q109 Q209 Q309 Q409 Q110 Q210 Q310E Q410 Q111 Q211
Copyright 2010 eDiets.com, Inc. All Rights Reserved
Focused on growing the meal delivery business with good results
Launched
Biggest Loser
Meal Program
Launch
Value
Plan
Launch
Men’s
Plan

CONFIDENTIAL

Improving the Revenue/Ad Spend Ratio
Improving the Revenue/Ad Spend Ratio
• Hired new media purchasing firm to improve auction bidding and ad placement processes (March 2010)
• Shifted focus from web sales to call center sales (April 2010)
• Upgraded email capabilities to improve remarketing (June 2010)
• Developed new TV ads (August 2010)
• Add “value plan” to product lineup to increase conversion
(January 2011)
• Pursuing low cost/no cost opportunities for media exposure
(Shop NBC, Revshare, PR)
Copyright 2010 eDiets.com, Inc. All Rights Reserved

CONFIDENTIAL

$3.0 Million Investment in Advertising
$3.0 Million Investment in Advertising
(assume advertising investment turns 10X annually) (assume advertising investment turns 10X annually)
Copyright 2010 eDiets.com, Inc. All Rights Reserved
Meal Delivery Business Model
$ Millions
Ad Spend Scenarios (TV + Online) $30.0 $30.0 $30.0 $30.0
Revenue/Ad Spend Ratio (revenue /
advertising) 2.00 2.50 3.00 4.00
Implied Revenue 60.0 75.0 90.0 120.0
Variable Cost of Food and Fulfillment 52.0% (31.2) (39.0) (46.8) (62.4)
Variable Cost of Acquisition
Advertising 25% - 50% (30.0) (30.0) (30.0) (30.0)
Call Center, Promotions 7.5% (4.5) (5.6) (6.8) (9.0)
Fixed Cost of Staff and Other Expense (0.6) (0.6) (0.6) (0.6)
EBITDA ($6.3) ($0.2) $5.9 $18.0
EBITDA Margin -10.5% -0.3% 6.5% 15.0%
Ad Spend Working Capital Investment
Required, assuming 10 turns per year
$3.0 $3.0 $3.0 $3.0

CONFIDENTIAL

Investment Highlights
Investment Highlights
• $60 billion weight loss market
– eDiets markets comprise approximately $1.4 billion of total
• Growth strategy – focus on meal delivery
– Significantly grow meal delivery business in 2011 by expanding and increasing
TV ad spending
– Tolerate high customer acquisition cost to achieve critical mass customer base
– Eventually allow customer acquisition cost to settle into profitable range
– Improve gross margins through shipping cost reductions, volume discounts on food, and a price increase
– Target sustainable positive EBITDA and cash flow in 2012
– Key drivers are meal delivery margins, retention and customer acquisition cost
• A meal delivery company with $100 million in sales could achieve 5-15%
EBITDA margins in steady-state
Copyright 2010 eDiets.com, Inc. All Rights Reserved

CONFIDENTIAL
27
Next Steps
Next Steps
• Order your free sample of food
• Key vendor calls (we’ll provide contact
information for our key advertisers and
food manufacturer)
• Meetings with management and review of
detailed forecast (upon signing non-
disclosure agreement)
Copyright 2010 eDiets.com, Inc. All Rights Reserved

Copyright 2010 eDiets.com, Inc. All Rights Reserved
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